Acquisition of Regent Feinbau Adermann GmbH (Tables)	12 Months Ended
Mar. 31, 2026
Acquisition of Regent Feinbau Adermann GmbH [Abstract]
Schedule of Fair Values of the Assets Acquired and Liabilities Assumed	The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date, including the recognition of the Non-controlling Interest (NCI) at fair value.
Consideration transferred (51%):
By cash	$701
By common shares	$57
Fair value of Noncontrolling Interest (49%)(1)	$566
Total	$1,324

Allocation of total fair value:

Property, plant and equipment	236
Operating lease right-of-use assets	617
Inventories	530
Accounts receivable and others	275
Cash and cash equivalents	593
Long-term loan payable	(594)
Operating lease liabilities	(617)
Trade payables and others	(166)
Income tax payable	(157)
Deferred income taxes	(190)
Net assets	527
Intangible asset – Customer relationship(2)	$537
Goodwill (residual)(3)	$260
Total	$1,324

(1)	The non-controlling interests mainly represent the interests allocated to shareholders with 49% equity interest in Regent. The fair value of the non-controlling interest was determined using the income approach, with assistance of an independent appraiser.
(2)	The customer relationship was valued using the multi-period excess earnings method under the income approach. The estimated useful life of the customer relationship is 6 years.

(3)	Goodwill primarily represents the expected synergies arising from the acquisition, including expansion of the Group’s manufacturing capabilities in Germany, access to an established customer base and workforce. Goodwill is not expected to be deductible for tax purposes.